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WHEN RECORDED MAIL TO:

            ALL-INCLUSIVE DEED OF TRUST

This ALL-INCLUSIVE DEED OF TRUST, made March 26,
1997 between EMERITUS CORPORATION, a Washington
Corporation, hereinafter called TRUSTOR, whose address is 3131 Elliott Avenue, Suite 500,
Seattle, WA 98121; Chicago Title Insurance
Company, a Missouri corporation, herein called
TRUSTEE; NORTHWEST RETIREMENT, an Oregon general partnership, herein called BENEFICIARY,

WITNESSETH: That Trustor grants to Trustee in
Trust, with Power of Sale, that property in the County of San Diego, State of California, described as:

     (See legal description attached.)

For the purpose of securing (1) payment of the sum of Seven Hundred Forty Nine Thousand Five Hundred
Twelve and 17/100 Dollars ($749,512.17) with interest thereon according to the terms of an all-inclusive promissory note of even date herewith
(hereinafter the "Secured Note") made by Trustor, payable to the order of Beneficiary, and extensions or renewals thereof, and (2) the performance of each agreement of Trustor incorporated by reference contained herein.

A.    Senior Deeds of Trust:

     This is an All-Inclusive Deed of Trust,
securing the Secured Note and is subject and subordinate to the following instruments:

     1.   A Deed of Trust recorded February
26,1988 as Document No. 88-089130, Official
Records of San Diego County, California, in the original principal sum of Four Hundred Fifty-Six
Thousand and no/100 Dollars ($456,000.00 ) executed by Northwest Retirement, an Oregon general partnership consisting of William S.
Colson, Larry L. Claunch, Norman L. Brenden and
Baty Investments, Inc., a Washington corporation, as Trustor, in favor of Victor L. Lund and Florence V. Lund, as Beneficiaries ( the "Lund
Senior Deed of Trust"), securing a note dated
February 1,1988, in the original amount of Four
Hundred Fifty-Six Thousand and no/100 Dollars
($456,000.00 ), in favor of Victor L. Lund and
Florence V. Lund, as Payees;

     2.   A Deed of Trust recorded February
26,1988 as Document No. 88-089129, Official
Records of San Diego County, California, in the original principal sum of Five Hundred Ninety-Two
Thousand Two Hundred Thirty-Four and no/100
Dollars ($592,234.00 ) executed by Northwest
Retirement, an Oregon general partnership consisting of William E. Colson, Larry L. Claunch,
Norman L. Brenden and Baty Investments, Inc., a
Washington corporation, as Trustor, in favor of James W. Dutro and Joyce Dutro as Beneficiaries ( the "Dutro Senior Deed of Trust"), securing a note dated February 1, I 988, in the original amount of Five Hundred Ninety-Two Thousand Two Hundred
Thirty-Four and no/100 Dollars ($592,234.00 ), in favor of James W. Dutro and Joyce Dutro, as
Payees;




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     3.    A Deed of Trust recorded February
26,1988 as Document No. 88-089128, Official
Records of San Diego County, California, in the original principal sum of Three Million Three
Hundred Sixty Thousand and no/100 Dollars
($3,360,000.00) executed by Northwest Retirement an Oregon Partnership, as Trustor, in favor of Redlands Federal Savings and Loan Association, as
Beneficiary, securing a note dated January
20,1988, in the original amount of Three Million
Three Hundred Sixty Thousand and no/100 Dollars
($3,360,000.00), in favor of Redlands Federal
Savings and Loan Association, as Payee, AS AMENDED
AND RESTATED IN ITS ENTIRETY by that certain
Amended and Restated Deed of Trust recorded March
__, 1997 as Document No. _____________, Official
Records of San Diego County, California, in the original principal sum of Three Million Thirty
Thousand Seven Hundred Seventy Three and 40/100
Dollars ($3,030,773.40) executed by Trustor (as
Northwest Retirement's assignee), in favor of Redlands Federal Bank, securing that certain
Restated Promissory Note dated March, 1997, in the original amount of Three Million Thirty Thousand
Seven Hundred Seventy Three and 40/100 Dollars
($3,030,773.40), in favor of Redlands Federal
Bank, as Payee
(the "Redlands Note").

B.   To protect the security of the All-Inclusive
Deed of Trust, Trustor agrees:

     (1 )      To keep the property secured hereby
in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefore (provided, however, Trustor's obligation to restore set out herein shall be limited to the extent that the holders of the Senior Notes as defined in the Secured Note, and the Redlands Note make insurance proceeds available to Trustor for such purpose); except to the extent any claim for payment is being contested by Trustor and Trustor has posted reasonable security for any liens which may arise during the period of such contest, to comply with all laws affecting the property secured hereby or requiring any alterations or improvements to be made thereon except to the extent duly and lawfully contested by Trustor; not to commit or permit waste thereon; not to commit, suffer or permit any act upon the property secured hereby in violation of law.

     (2)  To provide, maintain and deliver to
Beneficiary fire, vandalism and malicious mischief insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. However, provided that Trustor is not in default hereunder, Beneficiary shall be required to release all such proceeds to Trustor to be applied to the reconstruction or repair of the insured property. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     (3)  To appear in and defend any action or
proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee and to pay all costs and expenses, including costs of evidence of title and attorney fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this All-Inclusive Deed of Trust.

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     (4)  To pay; (a) before delinquency all taxes
and assessments affecting the property secured hereby; (b) when due, subject to the mutual agreements of the parties as below set forth, all encumbrances, charges and liens, with interest, on the property secured hereby or any part thereof, which appear to be prior or superior hereto other than the Lund and Dutro Senior Deeds of Trust which shall be and remain the responsibility of the Beneficiary, unless Trustor has exercised its rights under the Secured Note to pay a portion of the payments due thereunder directly to the holder of the Senior Notes; and (c) all allowable expenses of this Trust.

     Should Trustor fail to make any payment or to do any act as herein provided and should Trustor fail to cure such failure within ten (10) days after written notice thereof in the case of a monetary obligation or within thirty (30) days after written notice thereof in the case of non monetary obligation, then without further notice to or demand upon Trustor and without releasing
Trustor from any obligation hereof, Trustee or Beneficiary may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the property secured hereby for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto, other than the liens of the Senior Deeds of Trust;
and, in exercising any such powers, pay allowable expenses.

     (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the Default
Rate provided for in the Secured Note.

C.   It is mutually agreed:

     (1)  That any award of damages in connection
with any condemnation for public use of or injury to the property, or any part thereof, secured hereby or any thereof is hereby assigned and shall be paid to Beneficiary which may or shall, as applicable, apply or release such monies received by it in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance

     (2)  That by accepting payment of any sum
secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay.

     (3)  That at any time from time to time,
without liability therefore and without notice upon written request of Beneficiary and Trustor and presentation of this All-Inclusive Deed of Trust and the Secured Note for endorsement, Trustee may: reconvey any part of the property secured hereby; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

     (4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this All-Inclusive
Deed of Trust and the Secured Note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be

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conclusive proof of the truthfulness thereof. The
grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     (5) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, which is not cured within any cure period provided for herein or in the Secured Note, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the property secured hereby, which notice Trustee shall cause to be filed for record.
Beneficiary also shall deposit with Trustee this All-Inclusive Deed of Trust, the Secured Note and all documents evidencing expenditures secured hereby.

     After the lapse of such time as may then be required by law following recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the property secured hereby at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the property secured hereby by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters of facts shall be conclusive proof of the truthfulness thereof. Any person, including
Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

     After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the Default Rate provided for in the Secured Note; all other sums then secured hereby; and the remaining, if any, to the person or persons legally entitled thereto

     (6)  Beneficiary, or any successor in
ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the property secured hereby is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this All-
Inclusive Deed of Trust is recorded and the name and address of the new Trustee.

     (7)  That this All-Inclusive Deed of Trust
applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the Secured Note secured hereby, whether or not named as Beneficiary herein. In this All-Inclusive Deed of Trust, whenever the context so requires, the

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masculine gender includes the feminine and/or
neuter, and the singular number includes the plural.

     (8)  That Trustee accepts this Trust when
this All-Inclusive Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

     D.   The Parties Further Agree:

     (1)  By Beneficiary's acceptance of this All-
Inclusive Deed of Trust, Beneficiary agrees for the benefit of Trustor, that provided Trustor is not in default on the Secured Note, Beneficiary shall pay all installments of principal and interest which become due under the terms of the Senior Notes unless Trustor has exercised its rights under the Secured Note to make payments on behalf of Trustor directly to the holder of the Senior Note. Notwithstanding the foregoing, in the event Trustor shall be in default on the Secured
Note, although Beneficiary's obligation under the Senior Notes shall not be deferred until the default on the Secured Note is cured, Trustor shall, in such event, have no recourse against Beneficiary for any damages suffered by it as a result of Beneficiary's non-payment, if any, of the Senior Notes as a result of Trustor's default hereunder. Should Beneficiary default in any of the installments as to the payment of the Senior
Notes at a time when Trustor is not in default in the performance of the obligations of the Trustor under the Secured Note or this All-Inclusive Deed of Trust, the Trustor may make said payments directly to the holder of such Senior Notes; any and all payments so made shall be credited to the Secured Note against the next succeeding installments of principal and interest. Nothing contained herein shall be construed to create a third party beneficiary relationship between the Beneficiary and any other person, including the holders of the Senior Notes.

     (2)  Notwithstanding any covenants contained
in the Senior Notes or Deeds of Trust securing same, Beneficiary shall have no further duty under this All-Inclusive Deed of Trust when: (i) the lien of this All-Inclusive Deed of Trust has been extinguished by foreclosure sale or (ii) this All-
Inclusive Deed of Trust has been duly reconveyed after payment in full of the Secured Note and the Senior Notes.

     If at any time the total of: the unpaid
balance of the Secured Note, the accrued interest thereon, all other sums due under the terms thereof and all sums advanced by Beneficiary pursuant to the terms of this All-Inclusive Deed of Trust, is equal to or less than the unpaid principal balance of the Senior Notes and accrued interest thereon, the Secured Note shall be canceled and the property secured hereby shall be reconveyed from the lien of this All-Inclusive
Secured Deed of Trust.

     (3)  Trustor and Beneficiary agree that in
the event the proceeds of any condemnation award or settlement in lieu thereof, or the proceeds of any casualty insurance covering destructible are applied by the holders of the Senior Notes in reduction of the unpaid principal amount thereof, the unpaid principal balance of the Secured Note secured hereby shall be reduced by an equivalent amount and be deemed applied to the last sums due under the Secured Note.


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     (4)  Any demand hereunder delivered by
Beneficiary to Trustee for the foreclosure of the lien of this All-Inclusive Deed of Trust may be not more than the sum of the following amounts:
(i) The equity of Beneficiary in the Secured Note, being the difference between the then unpaid balance of principal and interest accrued and unpaid on the Secured Note on the date of such foreclosure sale and the then unpaid balance of principal and interest so accrued and unpaid on the Senior Notes as of the date of such foreclosure sale; plus (ii) The aggregate of all amounts theretofore paid by Beneficiary pursuant to the terms of this All-Inclusive Deed of Trust prior to the date of such foreclosure sale, for taxes and assessments, insurance premiums, delinquency charges, foreclosure costs, and any other sums advanced by Beneficiary pursuant to the terms of this All-Inclusive Deed of Trust, to the extent the same were not previously repaid by Trustor to Beneficiary; plus (iii) The costs of foreclosure together with attorney fees and costs incurred by Beneficiary in enforcing this All-
Inclusive Deed of Trust or the Note secured hereby as permitted by law.

     (5)  Notwithstanding any provision to the
contrary herein contained, Beneficiary for itself, its successors and its assigns, agrees, that, in the event of a foreclosure of this All-Inclusive
Deed of Trust, it will, at the trustee s sale, offset its bid b an amount not exceeding the amount representing the total amount then due under the Secured Note plus any advances or other disbursements which Beneficiary and its successors or assigns, may, by law, be permitted to include as an offset to its bid, less the then actual total balance due upon any notes or obligations secured by any and all deeds of trust having priority over this All-Inclusive Deed of Trust and covering the above described real property or any portion thereof. The Trustee may rely on any statements received from Beneficiary as to the unpaid total balance, advances or disbursements and such statements shall be deemed binding and conclusive as between Beneficiary and Trustor, on the one hand, and Trustee, on the other hand, to the extent of such reliance.

     (6)  Trustor covenants and agrees that
Trustor shall perform and observe all obligations to be performed and observed by Trustor under this All-Inclusive Deed of Trust securing the Secured
Note and Beneficiary covenants and agrees that Beneficiary shall perform and observe all obligation to be performed and observed by it under the Senior Notes and the Deeds of Trust.

     (7)  Beneficiary shall not have the right to
refinance either Senior Note unless (i) the principal balance of the new debt after such refinancing does not exceed the principal balance of said Senior Note as the time of said refinancing, (ii) the monthly principal and interest payments due thereunder do not exceed the monthly interest payments of Trustor due hereunder and (iii) the holder thereof agrees to provide
Trustor with notice of any default thereunder and an opportunity to cure same and with the right to make a portion of the payments due under the Secured Note directly to the holder thereof.

     (8) All of the rights granted to Beneficiary hereunder are subject to the rights of the holder of the Senior Notes and the Redlands Note.

     (9)  This Agreement may be executed in any
number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


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     (10)      This Agreement may not be amended
or modified in any respect whatsoever except by instrument in writing signed by the parties hereto. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior negotiations, discussions, writings and agreements between them.

     (11)      In the event of a dispute between
the parties hereto with respect to the
interpretation or enforcement of the terms hereof, the prevailing party in any action resulting therefrom shall be entitled to collect from the other its reasonable costs and attorneys' fees, including its costs and fees on appeal.

     IN WITNESS WHEREOF, the parties hereto
execute this All-Inclusive Deed of Trust.

               TRUSTOR:

               EMERITUS CORPORATION,
               a Washington corporation

               By:  /s/ Kelly J. Price
                       ---------------------------
          --
                       Kelly J. Price
               Its:   Secretary

               BENEFICIARY:
               NORTHWEST RETIREMENT,
               an Oregon general partnership.

               By:  /s/
                     -----------------------------
          ----
                     Norman L. Brenden,
               Its: General Partner




















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                  ACKNOWLEDGMENTS

STATE OF WASHINGTON              )
                       )      ss.
COUNTY OF KING                           )

     On this 25th day of March, 1997, before me personally appeared Kelly J. Price, to me known to be the Secretary of the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                         /s/ Catherine L. Pasquan
                         -------------------------
---------------------
                         NOTARY PUBLIC
                         in and for the state of
                    Washington
                         Residing at Seattle, WA
                         My commission expires: 3-
                    30-99




























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